INVESTOR PRESENTATION 3rd QUARTER 2022

WORKING TOGETHER BUILDING SUCCESS 2 TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 10 CREDIT, CAPITAL & LIQUIDITY PAGE 21 Q3 & YTD 2022 FINANCIAL INSIGHTS PAGE 35 Q3 & YTD 2022 APPENDIX

3 PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 10 CREDIT, CAPITAL & LIQUIDITY PAGE 21 Q3 & YTD 2022 FINANCIAL INSIGHTS PAGE 35 Q3 & YTD 2022 APPENDIX Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”), and earnings release for the third quarter ended September 30, 2022 (“the Third Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on October 25, 2022, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). As required by U.S. generally accepted accounting principals, Peoples is required to evaluate the impact of subsequent events through the issuance date of its September 30, 2022 consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC (“Third Quarter form 10-Q”). Peoples expects to file its Third Quarter Form 10-Q with the SEC on or about November 3, 2022. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its Financial Information from which it is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2021 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and in the Third Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking state- ments are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples Bancorp Inc. (“Peoples”). Peoples will file a registration statement on Form S-4 and other documents regarding the proposed merger with Limestone Bancorp, Inc. (“Limestone”) with the Securities and Exchange Commission (“SEC”). The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of both Peoples and Limestone in advance of their respective special meetings of shareholders to be held to consider the proposed merger. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about Peoples, Limestone and the proposed merger. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, free of charge, on Peoples’ website at www.peoplesbancorp.com under the tab “Investor Relations” or by contacting Peoples’ Investor Relations Department at: Peoples Bancorp Inc., 138 Putnam Street, PO Box 738, Marietta, Ohio 45750, Attn: Investor Relations. Peoples, Limestone, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Additional information about the direc- tors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2022 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 17, 2022. SA FE H AR BO R ST AT EM EN T

PROFILE, INVESTMENT RATIONALE, CULTURE & STRATEGY 4

5WORKING TOGETHER. BUILDING SUCCESS. ® WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON MARIETTA HUNTINGTON PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* PEBO FOOTPRINT PEBO SNAPSHOT AS OF SEPTEMBER 30, 2022 Loans: $4.6 billion Assets: $7.0 billion Deposits: $5.9 billion Market Cap: $818.1 million Assets Under Admin/Mgmt: $2.8 billion * According to FDIC annual summary of deposits as of June 2022. NASDAQ: PEBO PEBO GEOGRAPHIC PROFILE NASDAQ: PEBO COUNTIES WITH A LIMESTONE BANK LOCATION

6 INVESTMENT RATIONALE NASDAQ: PEBO UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 32 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Washington D.C., and Richmond) • Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 25%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $2.8 billion in assets under administration and management, including brokerage, trust and retirement planning as of September 30, 2022 • Top 100 U.S. equipment leasing company CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Strong, integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and portfolio data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at October 20, 2022 was 5.14% *Non-interest income, excluding gains and loses, as a percent of total revenue as of 9/30/22

NASDAQ: PEBO CORPORATE CULTURE 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS As we celebrate our 120th anniversary, we are committed to conducting business in a way that ensures that Peoples will be around for many more years. In 2021, we continued to build upon and improve our ESG oversight framework and to further evolve our sustainability strategy. Our ESG areas of focus are organized around our associates, our communities, our clients and our shareholders. More about our ESG practices can be found on our website at peoplesbancorp.com/about-us/about-peoples. Our actions are guided by our core values represented by the Promise Circle, which embodies how we do business and our never ending pursuit of creative value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR CORE VALUES

8 STRATEGIC ROAD MAP NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

EXTERNAL RECOGNITION 9 NASDAQ: PEBO FOR FISCAL YEAR ENDING SEPTEMBER 30, 2021 IN TERMS OF SBA 7(a) APPROVED DOLLARS PEOPLES BANK RANKED NATIONALLY in OH in WV PIKE COUNTY, KY JOHNSON COUNTY, KY FLOYD COUNTY, KY Peoples Bank is one of only 30 companies that have between 1,000 and 2,499 employees to be recognized in our industry. 2022 North Star Leasing makes the TOP 101+ Companies in Equipment Finance and earns a 114 ranking on the 2022 Monitor 101+ list. (# 1 in micro-ticket.) When combining North Star Leasing with Vantage Financial, Peoples Equipment Leasing Companies would be in the Monitor Top 100. Peoples Bank has received the American Banker Award 2 consecutive years in a row. IRONTON, OH BOYD COUNTY, KY & LAWRENCE COUNTY, OH 2022 COMMUNITY AWARDS

NASDAQ: PEBO 10 CREDIT, CAPITAL & LIQUIDITY 10

NASDAQ: PEBO CREDIT RISK MANAGEMENT PROCESS 11WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 221% of risk based capital at 9/30/2022 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions • $7.0 billion bank with $30 million guideline for maximum loan exposure per relationship POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for loan relationships > $30 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings *Also referred to throughout this document as “total loans” and “loans held for investment”

12 ASSET QUALITY NASDAQ: PEBO 0% 0.125% 0.250% 0.375% YTD-2220212020201920182017 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans Annualized 90% 95% 100% YTD-2220212020201920182017 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR FIVE YEARS 98.6% 0.15% 0.15% 0.04% 0.05% 0.13% 0.13% 99.1% 98.8% 98.5%98.5% The low charge-off rate in 2019 and 2020 was due to large recoveries. Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise) 98.9% 0.15%

NASDAQ: PEBO ASSET QUALITY 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO NPAS HAVE CONTINUED TO DECREASE SINCE THE INCREASE IN Q3 2021, WHICH WAS MAINLY DUE TO ACQUIRED LOANS* *The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc. Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. N PA ’S IN $ M IL LI O N S $0 $10 $20 $30 $40 $50 $60 Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20201920182017 NPA Composition C&I RESIDENTIAL CRE HELOC CONSUMER

14 ASSET QUALITY NASDAQ: PEBO Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q3-22Q2-22Q1-22Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20FY-19FY-18FY-17 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 25.61% 28.10% 10.78% 13.14% 21.22% 14.49% 19.58% 14.82% 22.42% 14.15% 26.54% 16.37% 27.09% 15.52% 16.17% 24.74% 15.70% 25.83% 35.72% 29.11% 15.99% 21.69% 16.40% 30.93% 28.76% 18.31% 14.56% 25.29%

155% 241% 0% 50% 100% 150% 200% 250% 300% 350% 400% Peer Bank Subs - CRE Loans / Risk-Based Capital NASDAQ: PEBO CRE CONCENTRATION ANALYSIS 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK PEER BANK SUBS – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 6/30/22. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE.

33% 44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% CHCO SRCE CBU FMNB NWBI NBTB PRK FFBC HBNC PEBO TMP FCF FRME STBA TSC Universe $1-$10 B FISI GABC SYBT LKFN THFF CCNE TOWN PFC SASR EGBN CTBI Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk-Based Capital 16 CRE CONCENTRATION ANALYSIS NASDAQ: PEBO Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 6/30/22. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE. PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL

Other Educational Assisted Living Warehouse Lodging Apartment Mixed Use Light Industrial Oce Buildings Retail Commercial Real Estate Portfolio PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL NASDAQ: PEBO LOAN COMPOSITION 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO TOTAL LOAN PORTFOLIO* = $4.6 BILLION Data as of September 30, 2022. *Excludes deposit overdrafts and PPP Loans: $4.3 million as of September 30, 2022 **Total CRE includes commercial real estate and construction loans, and exposure includes commitments. ***Top ten categories in terms of loan size are shown (remaining categories in other) LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE COMMERCIAL & INDUSTRIAL 19% OWNER OCCUPIED (CRE) 17% RESIDENTIAL REAL ESTATE 16% NON-OWNER OCCUPIED (CRE) 14% CONSUMER, INDIRECT 13% LEASES 7% CONSTRUCTION 5% HOME EQUITY LINES OF CREDIT 4% PREMIUM FINANCE LOANS 3% CONSUMER, DIRECT 2% 1 2 3 4 5 6 7 8 9 10 TOTAL CRE PORTFOLIO** = $1.6 BILLION RETAIL 12% OFFICE BUILDINGS 11% LIGHT INDUSTRIAL 10% MIXED USE 8% APARTMENT 6% LODGING 7% WAREHOUSE 5% ASSISTED LIVING 4% EDUCATIONAL SERVICES 3% OTHER 34%*** 1 2 3 4 5 6 7 8 9 10 FOOD SERVICES 23% RETAIL TRADE 14% TRADE CONTRACTORS 10% MANUFACTURING (FOOD, BEVERAGE, TEXTILE, LEATHER) 6% REAL ESTATE 6% WHOLESALE TRADE 5% PLASTIC & RUBBER PRODUCT MANUFACTURING 4% AMBULATORY HEALTH CARE SERVICES 3% EDUCATIONAL SERVICES 3% MACHINERY MANUFACTURING 3% OTHER 23%*** 1 2 3 4 5 6 7 8 9 10 11 Loan Composition Commercial Real Estate Portfolio Loan Portfolio (Excluding Deposit Overdrafts) 2 3 1 4 5 7 8 6 9 3 2 5 1 6 7 8 9 10 4 TOTAL C&I PORTFOLIO = $0.9 BILLION WHICH INCLUDES PPP LOANS C & I Chart 2 1 34 5 6 7 8 9 10 11 10

18 PRUDENT USE OF CAPITAL NASDAQ: PEBO CAPITAL PRIORITIES • Organic growth • Dividends • Share repurchases • Acquisition activities DIVIDENDS • 7 years of increasing dividends. Dividend paid increased from $0.15 per share for Q1 2016 to $0.38 in the most recent quarter • Based on the closing stock price of Peoples’ common shares of $29.60 on October 20, 2022, the quarterly dividend produces an annualized yield of 5.14% SHARE REPURCHASES • Prudent repurchase of shares • Repurchased $7.2 million of shares through the first nine months of 2022, and bought shares in each quarter of 2020 • Share repurchase program has been suspended due to the pending merger with Limestone Bancorp, Inc. LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH

77.18% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 105% Loans / Deposits - Peer Group NASDAQ: PEBO DEPOSIT FRANCHISE 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH Source: S&P Global Market Intelligence, as of 6/30/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2022. LOANS / DEPOSITS - PEER GROUP N O T T O S C A LE UNIV. $1- $10 B AVERAGE: 82.47%

0.14 0.03 0.08 0.13 0.18 0.23 0.28 0.33 0.38 0.43 0.48 EG BN CT BI LK FN FR M E TH FF CC N E SR CE FI SI FM N B PF C TO W N SA SR PE BO TM P HB N C N W BI SY BT G AB C CH CO PR K FF BC ST BA CB U N BT B FC F Total Deposit Cost (%) 20 COST OF DEPOSITS NASDAQ: PEBO PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF JUNE 30, 2022 TOTAL DEPOSIT COST (%) Source: S&P Global Market Intelligence, as of 6/30/2022. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2022. UNIV. $1- $10 B AVERAGE: 0.22% 0.14%

TOTAL DEPOSIT COST (%) Q3 & YTD 2022 FINANCIAL INSIGHTS 21

22 Q3 & YTD 2022 HIGHLIGHTS & KEY IMPACTS NASDAQ: PEBO Social media data as of July 1, 2022 for proxy peer group (based on Nasdaq symbol): TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB Peoples Bank is in the top third of peer group for social media followers OUT OF PROXY PEER GROUP (25 BANKS) #6 #6 #6 #7 FINANCIAL: • Peoples reported net income of $26.0 million for the third quarter of 2022, representing earnings per diluted common share of $0.92. In comparison, Peoples recognized earnings per diluted common share of $0.88 for the second quarter of 2022, and a loss per diluted common share of $0.28 for the third quarter of 2021. • For the nine months ended September 30, 2022, Peoples recorded net income of $74.4 million, or $2.65 per diluted common share, compared to $19.8 million, or $0.99 per diluted common share, for the nine months ended September 30, 2021. • Net interest income increased $5.6 million, or 9%, compared to the linked quarter and increased $24.5 million, or 57%, compared to the third quarter of 2021. Net interest margin was 4.17% for third quarter of 2022. • Total non-interest income, excluding net gains and losses, increased $0.8 million, or 4%, compared to the linked quarter, and increased $3.6 million, or 21.2%, compared to the third quarter of 2021. • Total non-interest expense increased $2.4 million, or 5%, compared to the linked quarter and decreased $5.6 million, or 10%, compared to the third quarter of 2021. • Period-end total loan and lease balances increased $35.3 million, or 3% annualized, compared to June 30, 2022. Excluding PPP, balances are 4% annualized. • Asset quality metrics improved modestly during the quarter. LOAN GROWTH FEE-BASED INCOME EFFICIENCY RATIO CREDIT COSTS

NASDAQ: PEBO FINANCIAL EXPECTATIONS 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q4 2022 / FY2022 2023 LOAN GROWTH FEE-BASED INCOME NON-INTEREST EXPENSE EFFICIENCY RATIO CREDIT COSTS FULL YEAR OF BETWEEN 4-6%, EXCLUDING PPP LOANS ANTICIPATE GROWTH IN CREDIT COSTS FOR FUTURE QUARTERS QUARTERLY TOTAL $51 MILLION TO $53 MILLION FOR THE REMAINDER OF 2022 TARGET RATIO IN THE HIGH 50’S BETWEEN 12% AND 16% COMPARED TO THE FULL YEAR 2021 ANTICIPATE 5-7% IN LOAN GROWTH EXPECT FEE BASED INCOME TO BE 5-7% HIGHER WILL GROW IN FUTURE QUARTERS TO HISTORIC LEVELS PROJECT QUARTERLY NON-INTEREST EXPENSES BETWEEN $56 MILLION AND $58 MILLION EXPECT TO BE BETWEEN 58% AND 59% FOR THE FULL YEAR LIMESTONE IS EXPECTED TO ADD $0.16 PER SHARE IN 2023 (not including Limestone Acquisition)

24 ACQUISITION OF LIMESTONE BANCORP, INC NASDAQ: PEBO ANNOUNCED OCTOBER 25, 2022 • Limestone, through its community bank subsidiary and 226 associates, operates 20 branches in 14 counties in Kentucky. As of September 30, 2022, Limestone had, on a consolidated basis, $1.5 billion in total assets, which included $1.1 billion in total net loans, and $1.2 billion in total deposits. • Upon completion of the Merger, the combined company will have approximately $8.5 billion in total assets, $5.7 billion in total loans and $7.1 billion in total deposits with 150 locations in Ohio, West Virginia, Kentucky, Maryland, Virginia and Washington, D.C. PRO FORMA BRANCH MAP FOR MORE INFORMATION on announcement of planned acquisition, please visit pebo.com under Investor Relations page > SEC Filings.

NASDAQ: PEBO ACQUISITION OF VANTAGE FINANCIAL 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO ACQUISITION EFFECTIVE MARCH 7, 2022 • Vantage Financial (“Vantage”) was a privately held, mid-ticket, national equipment finance company based in Excelsior, Minnesota. • The company originates leases primarily for mission critical IT equipment across a wide array of industries including education, legal, healthcare, retail, logistics, manufacturing, among others. • The combination of North Star Leasing and Vantage creates a compelling opportunity to continue to diversify our loan portfolio. The combined assets would rank in the top 100 of largest equipment finance companies nationally. HIGHLIGHTS • $154.9 million total leases as of March 7, 2022 • Strong return profile; 2021 Pretax ROAA and ROAE of 3.4% and 38.5%, respectively • 2022 EPS accretion expected to be approximately 3% / $0.08 ORIGINATION ( $ IN MILLIONS ) $0 $20 $40 $60 $80 $100 2021202020192018 2017 2016 $76.6 $70.4 $86.6 $47.5 $38.5 $26.7

26 Q3 2022 MOBILE & DIGITAL USER EXPERIENCE IMPROVEMENT NASDAQ: PEBO We are excited to announce a new online and mobile banking experience launched in August 2022! 10% lift in mobile activated devices compared to June 2022 (As of September 2022) 17% lift in online banking active users compared to June 2022 (As of September 2022)

NASDAQ: PEBO STOCK PERFORMANCE 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0% 10% 20% 30% 40% 50% 60% 70% 80% BANKING SECTOR PERFORMANCE HAS LAGGED S&P 500 IN TERMS OF 3 & 5 YEAR TOTAL ANNUAL RETURN 1-YEAR 3-YEAR 5-YEAR -4% -15% 3% -2% 8% TOTAL ANNUAL RETURN AS OF SEPTEMBER 30, 2022 2% 0 10 20 30 -5.61% -8.47% -23.88% Total Return includes impact of dividends. Peers include: TOWN, FFBC, CBU, FRME, NWBI, SASR, TSC,NBTB, EGBN, PRK, FCF, STBA, SRCE, TMP, PFC, HBNC, LKFN, SYBT, CHCO, GABC, FISI, CTBI, CCNE, THFF, FMNB. Source: Bloomberg S&P 500 PEER GROUP PEBO CUMULATIVE TOTAL RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 2022 1% 9% 1%

28 TOTAL REVENUE NASDAQ: PEBO $0 $50,000 $100,000 $150,000 $200,000 $250,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16 Lorem ipsum TOTAL REVENUE OF $243 MILLION FOR FIRST NINE MONTHS OF 2022 $51,070 $52,653 $57,234 $64,892 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U SA N D S) Peoples benefited from the acquisition of ASB Financial Corp. in the second quarter of 2018, the acquisition of First Prestonsburg Bancshares Inc. in the second quarter of 2019, the acquisition of Triumph Premium Finance in the third quarter of 2020, the acquisition of North Star Leasing in the second quarter of 2021, the acquisition of Premier Bancorp Financial, Inc. in the third quarter of 2021, and the acquisition of Vantage Financial in the first quarter of 2022. $64,330 $138,923 $69,254 $172,553 $60,009 $182,829

NASDAQ: PEBO INSURANCE & INVESTMENT INCOME COMPOSITION 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 3 4 5 TOTAL INVESTMENT REVENUE YTD 2022 $12.5 MILLION 1 FIDUCIARY 46% 2 BROKERAGE 39% 3 EMPLOYEE BENEFITS 15% Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* 1 2 1 P&C COMMERCIAL LINES 55% 2 P&C PERSONAL LINES 19% 3 LIFE & HEALTH 12% 4 PERFORMANCE BASED 12% 5 OTHER 2% In su ra nc e an d In ve st m en t I nc om e Co m po si tio n In su ra nc e Re ve nu e* In ve st m en t R ev en ue * 1 3 2 4 TOTAL INSURANCE REVENUE YTD 2022 $12.0 MILLION 5

30 EXPENSE & EFFICIENCY RATIO NASDAQ: PEBO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS CORE NON-INTEREST EXPENSE* Efficiency Ratio Adjusted for Non-Core Items* 55% 57% 59% 61% 63% 65% 67% 69% YTD-22FY-21FY-20FY-19FY-18FY-17 71% 73% 75% $50000 $64000 $78000 $92000 $106000 $120000 YTD-19**FY-18**FY-17FY-16FY-15FY-14 61.85% 61.32% 61.09% N O T T O S C A LE 61.94% 63.51% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Core Non-Interest Expense* $0 $40,000 $80,000 $120,000 $160,000 $200,000 YTD-22FY-21FY-20FY-19FY-18FY-17 NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES ($ T H O U SA N D S) N O T T O S C A LE *Non-US GAAP financial measure. See Appendix. COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021 59.61%

NASDAQ: PEBO IMPROVEMENT IN KEY METRICS 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.0% 0.5% 1.0% 1.5% 2.0% YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 5% 10% 15% 20% 25% YTD-22FY-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-15 1.25% 1.50% 1.75% 2.00% 2.25% WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021 0.97% RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS1 1.08% 1.32% 1.42% 11.30% 11.40% 15.48% 15.32% 7.32% 0.62% 0.85% 9.75% 1.18% 15.84% 1 Non-US GAAP financial measure. See Appendix. 0.0% 0.5% 1.0% 1.5% 2.0% YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on verage angible Stockholders’ Equity Adjusted for on-Core Items 0% 5% 10% 15% 20% 25% YTD-22FY-21FY-20FY-19-18 $14 $15 $16 $17 $18 $19 $20 $21 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Tangible Book Value Per Share FY-1 1.25% 1.50% 1.75% 2.00% 2.25% 1.44% 21.05%

32 TOTAL LOAN GROWTH NASDAQ: PEBO $0 $1,000 $2,000 $3,000 $4,000 $5,000 YTD-22FY-21FY-20FY-19FY-18FY-17FY-16 Total Loan Growth FY-15 ASB ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS FIRST PRESTONSBURG ACQUIRED LOANS TOTAL LOANS* WERE $4.6 BILLION AS OF SEPTEMBER 30, 2022, WHICH INCLUDED $3.7 MILLION IN PPP LOANS PREMIUM FINANCE ACQUIRED LOANS TOTAL ACQUIRED LEASES TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS *Also referred to throughout this document as “total loans” and “loans held for investment” THE INCREASE IN EARNING ASSETS IN 2021 WAS DUE TO ACQUISITIONS

NASDAQ: PEBO EARNING ASSET MIX 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO THE INCREASE IN EARNING ASSETS IN 2021 WAS DUE TO ACQUISITIONS TO TA L E A R N IN G A S S E TS (I N $ B IL LI O N S) P E R C E N TA G E O F TO TA L E A R N IN G A S S E TS Earning Asset Mix $0 $1 $2 $3 $4 $5 $6 $7 YTD-22FY-21FY-20FY-19FY-18FY-17 20% 30% 40% 50% 60% 70% 80% LOANSINVESTMENTS INVESTMENTS % LOANS % 73% 76% 74% 27% 24% 26% 80% 27% 73% 20% 26% 74%

Deposit Growth $0 $1,300 $2,600 $3,900 $5,200 $6,500 YTD-22FY-21FY-20FY-19FY-18FY-17 34 DEPOSIT GROWTH NASDAQ: PEBO DDAs* DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS, FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS, AND THE ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. $2,730 $2,955 $3,291 ($ M IL LI O N S) BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910 $5,862 48% 43% 40%40%42% $5,866 48%

Q3 & YTD 2022 APPENDIX 35

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 36 PRE-PROVISION NET REVENUE Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Income before income taxes 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ 56,970$ 94,661$ Add: Provision for loan/credit losses 14,097 3,539 3,772 5,448 2,504 26,254 731 1,776 Add: Loss on debt extinguishment – 707 – – – – – – Add: Loss on OREO 530 34 116 35 98 120 – 138 Add: Loss on securities – 1 – 147 – 368 862 44 Add: Loss on other assets 696 427 – 469 692 170 252 142 Add: Loss on other transactions 43 – – 76 – – – 128 Less: Recovery of loan losses – – – – – – – 7,587 Less: Gain on OREO – – – 14 – – 56 – Less: Gains on securities 729 931 2,983 1 164 – – 151 Less: Gains on other assets – 35 28 76 8 – – 94 Less: Gains on other transactions – – 25 168 – – 897 – Pre-provision net revenue 29,453$ 49,024$ 58,055$ 60,857$ 68,480$ 69,558$ 57,862$ 89,057$ Average assets (in millions) 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ 5,673$ 7,104$ Pre-provision net revenue to average assets 0.95% 1.48% 1.65% 1.57% 1.62% 1.47% 1.02% 1.68% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 1

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding system upgrade revenue waived, acquisition costs, contract negotiation fees, Peoples Bank Foundation, Inc. contribution. Severance costs, COVID-19-related expenses and pension settlement charges, plus the provision for loan losses, refund of contract negotiation fees and all gains and/or losses included in the earnings. PPNR excludes income tax expense. As a result, PPNR represents the earnings capacity that can be retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Income before income taxes 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ 56,970$ 94,661$ Add: System upgrade revenue waived – 85 – – – – – – Add: Acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Add: COVID-19 related expenses – – – – – 1,332 1,248 132 Add: System upgrade costs – 1,259 – – – – – – Add: Contract negotiation expenses – – – – – – 1,248 – Add: Other non-core costs 592 – – – 270 1,055 579 – Add: Pension settlement charges 459 – 242 267 – 1,054 143 139 Add: Provision for loan/credit losses 14,097 3,539 3,772 5,448 2,504 26,254 731 1,776 Add: Loss on debt extinguishment 520 707 – – – – – – Add: Loss on OREO 529 34 116 35 98 120 – 138 Add: Loss on securities – 1 – 147 – 368 862 44 Add: Loss on other assets 696 427 – 469 692 170 459 142 Add: Loss on other transactions 43 – – 76 – – – 128 Less: Recovery of loan losses – – – – – – – 7,587 Less: Gain on OREO – – – 14 – – 56 – Less: Gains on securities 729 931 2,983 1 164 – – 151 Less: Gains on other assets – 35 28 76 8 – – 94 Less: Gains on other transactions – – 25 168 – – 897 – Pre-provision net revenue 41,702$ 50,368$ 58,638$ 68,386$ 76,037$ 73,488$ 82,707$ 91,642$ Average assets (in millions) 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ 5,673$ 7,104$ Pre-provision net revenue to average assets 1.34% 1.52% 1.67% 1.77% 1.80% 1.55% 1.46% 1.72% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 2

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest income 46,382$ 50,867$ 55,573$ 56,754$ 64,274$ 63,672$ 68,885$ 59,802$ Less: net gain (loss) on investment securities 729 930 2,983 (146) 164 (368) 862 107 Less: net gain (loss) on asset disposals and other transactions (1,788) (1,133) (63) (334) (782) (290) (493) (314) Add: core banking system conversion revenue waived – 85 – – – – – Core non-interest income excluding gains and losses 47,441$ 51,155$ 52,653$ 57,234$ 64,892$ 64,330$ 68,516$ 60,009$ ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total non-interest expense 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 183,737$ 153,781$ Less: system conversion expenses – 1,259 – – – – – – Less: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Less: pension settlement charges 459 – 242 267 – 1,054 143 139 Less: COVID-19 related expenses – – – – – 1,332 1,248 132 Less: contract negotiation expenses – – – – – – 1,248 – Less: other non-core charges 592 – – – 270 1,055 579 – Core noninerest expense 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 159,099$ 151,196$ C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 3 ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest income 46,382$ 50,867$ 55,573$ 56,754$ 64,274$ 63,672$ 68,885$ 59,802$ Less: net gain (loss) on investment securities 729 930 2,983 (146) 164 (368) 862 107 ess: net gain (loss) on asset disposals and other transactions (1,788) (1,133) (63) (334) (782) (290) (493) (314) Add: core banking system conversion revenue waived – 85 – – – – – Core non-interest income excluding gains and losses 47,441$ 51,155$ 52,653$ 57,234$ 64,892$ 64,330$ 68,516$ 60,009$ ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total non-interest expense 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 183,737$ 153,781$ Less: system conversion expenses – 1,259 – – – – – – Less: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Less: pension settlement charges 459 – 242 267 – 1,054 143 139 Less: COVID-19 related expenses – – – – – 1,332 1,248 132 Less: contract negotiation expenses – – – – – – 1,248 – Less: other non-core charges 592 – – – 270 1,055 579 – Core noninerest expense 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 159,099$ 151,196$ C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 3 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, COVID-19-related expenses, contract negotiation fees, pension settlement charges, and other non-recurring expenses.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 39 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total noninterest expense 115,081$ 106,911$ 107,975$ 125,977$ 137,250$ 133,695$ 183,737$ 153,781$ Less: amortization on other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 5,765 Adjusted total non-interest expense 111,004 102,881 104,459 122,639 133,891 130,472 178,962 148,016 Total non-interest income excluding net gains and losses 47,441 51,070 52,653 57,234 64,892 64,330 69,254 60,009 Net interest income 97,612 104,865 113,377 129,612 140,838 138,923 172,395 182,829 Add: fully taxable equivalent adjustment 1,978 2,027 1,912 881 1,068 1,054 1,350 1,116 Net interest income on a fully taxable equivalent basis 99,590 106,892 115,289 130,493 141,906 139,977 173,745 183,945 Adjusted revenue 147,031$ 157,962$ 167,942$ 187,727$ 206,798$ 204,307$ 242,999$ 243,954$ Efficiency ratio 75.50% 65.13% 62.20% 65.33% 64.74% 63.86% 73.65% 60.67% Core non-interest expense 103,308$ 105,652$ 107,392$ 118,448$ 129,693$ 129,765$ 159,099$ 151,196$ Less: amortization on other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 5,765 99,231 101,622 103,876 115,110 126,334 126,542 154,324 145,431 Core non-interest income excluding gains and losses 47,441 51,070 52,653 57,234 64,892 64,330 69,254 60,009 Net interest income on a fully taxable equivalent basis 99,590 106,892 115,289 130,493 141,906 139,977 173,745 183,945 Adjusted core revenue 147,031 157,962 167,942 187,727 206,798 204,307 242,999 243,954 Efficiency ratio adjusted for non-core items 67.49% 64.33% 61.85% 61.32% 61.09% 61.94% 63.51% 59.61% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 4 The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure in non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses, system upgrade revenue waived and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Total stockholders equity 419,789$ 435,261$ 458,592$ 520,140$ 594,393$ 575,673$ 845,025$ 760,511$ Less: goodwill and other intangible assets 149,617 146,018 144,576 162,085 177,503 184,597 290,009 328,428 Tangible equity 270,172 289,243 314,016 358,055 416,890 391,076 555,016 432,083 Total assets 3,258,970$ 3,432,348$ 3,581,686$ 3,991,454$ 4,354,165$ 4,760,764$ 7,063,521$ 7,005,854$ Less: goodwill and other intangible assets 149,617 146,018 144,576 162,085 177,503 184,597 290,009 328,428 Tangible assets 3,109,353 3,286,330 3,437,110 3,829,369 4,176,662 4,576,167 6,773,512 6,677,426 Tangible equity to tangible assets 8.69% 8.80% 9.14% 9.35% 9.98% 8.55% 8.19% 6.47% Tangible equity 270,172$ 289,243$ 314,016$ 358,055$ 416,890$ 391,076$ 555,016$ 432,083$ Common shares outstanding 18,404,864 18,200,067 18,287,449 19,565,029 20,698,941 19,563,979 28,297,771 28,278,078 Tangible book value per share 14.68$ 15.89$ 17.17$ 18.30$ 20.14$ 19.99$ 19.61$ 15.28$ C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 5 Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-USGAAP financial measures to amounts reported in Peoples’ consolidated financial statements.

Peoples uses tangible capital measures to evaluate the adequacy of Peoples’ stockholders’. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders’ equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples’ operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-USGAAP financial measures to amounts reported in Peoples’ consolidated financial statements. APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs ACT on the reimbursement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 99,530$ Total average assets 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 5,672,594 7,103,979 Return on average assets 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% 0.84% 1.40% Return on average assets adjusted for non-core items: Net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 74,443$ Add: core banking system conversion revenue waived – 85 – – – – – – Less: tax effect of core banking system conversion revenue waived – 30 – – – – – – Add: net loss on investment securities – – – 146 – 368 862 – Less: tax effect of net loss on investment securities – – – 31 – 77 181 – Less: net gain on investment securities 729 930 2,983 – 164 – – 107 Add: tax effect of net gain on investment securities 255 325 1,044 – 34 – – 22 Less: net gain on assets disposals and other transactions - - - – – – 493 – Add: tax effect of net gain on asset disposals and other transactions - - - – – – 104 – Add: net loss on asset disposals and other transactions 1,788 1,133 63 334 782 290 – 314 Less: tax effect on net loss on asset disposals and other transactions 626 397 22 70 164 61 – 66 Add: system conversion expenses – 1,259 – – – – – – Less: tax effect on system conversion expense – 441 – – – – – – Add: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Less: tax effect on acquisition-related expenses 3,753 – 119 1,525 1,530 103 4,498 486 Add: pension settlement charges 459 – 242 267 – 1,054 143 139 Less: tax effect on pension settlement charges 161 – 85 56 – 221 30 29 Add: COVID-19 expenses – – – – – 1,332 1,248 132 Less: tax effect on COVID-19 expenses – – – – – 280 262 28 Add: other non-core charges 592 – – – 270 1,055 579 – Less: tax effect on other non-core charges 207 – – – 57 222 122 – Add: contract negotiation fees – – – – – – 1,248 – Less: tax effect on contract negotiation fees – – – – – – 262 – Less: release of deferred tax asset valuation – – – 805 – – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – 705 – – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – 897 - – – – – Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 40,319$ 65,339$ 76,648$ Total average assets 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 5,672,594 7,103,979 Return on average assets adjusted for non-core items 0.62% 0.97% 1.08% 1.32% 1.42% 0.85% 1.15% 1.44% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 6

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19-related expenses, acquisition-related expenses. Contract negotiation fees and pension settlement charges. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 99,530$ Add: amortization of other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 5,765 Less: tax effect of amortization of other intangible assets (a) 1,427 1,411 1,231 701 705 677 1,003 1,211 Net income excluding the amortization of intangible assets 13,591 33,776 40,756 48,892 56,349 37,313 51,327 104,084 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Less: average goodwill and other intangible assets 144,013 147,981 144,696 158,115 173,529 181,526 234,683 321,043 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Annualized net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 99,530$ Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Return on average equity 2.69% 7.20% 8.54% 9.48% 9.48% 6.04% 7.24% 12.32% Annualized net income excluding the amortization of intangible assets 13,591$ 33,776$ 40,756$ 48,892$ 56,349$ 37,313$ 51,327$ 104,084$ Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Return on average tangible equity 5.16% 11.86% 13.33% 14.81% 14.35% 9.47% 12.16% 21.38% ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Return on average equity adjusted for non-core items: Net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 74,443$ Add: core banking system conversion revenue waived – 85 – – – – – – Less: tax effect of core banking system conversion revenue waived (a) – 30 – – – – – – Add: net loss on investment securities – – – 146 – 368 862 – Less: tax effect of net loss on investment securities (a) – – – 31 – 77 181 – Less: net gain on investment securities 729 930 2,983 – 164 – – 107 Add: tax effect of net gain on investment securities (a) 255 325 1,044 – 34 – – 22 Less: net gain on assets disposals and other transactions - - - – – – 1,325 – Add: tax effect of net gain on asset disposals and other transactions - - - – – – 278 – Add: net loss on asset disposals and other transactios 1,788 1,133 63 334 782 290 – 314 Less: tax effect on net loss on asset disposals and other transactions (a) 626 397 22 70 164 61 – 66 Add: system conversion expenses – 1,259 – – – – – – Less: tax effect on system conversion expense (a) – 441 – – – – – – Add: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Less: tax effect on acquisition-related expenses (a) 3,753 – 119 1,525 1,530 103 4,498 486 Add: pension settlement charges 459 – 242 267 – 1,054 143 139 Less: tax effect on pension settlement charges (a) 161 – 85 56 – 221 30 29 Add: COVID-19 expenses – – – – – 1,332 1,248 132 Less: tax effect on COVID-19 related expenses (a) – – – – – 280 262 28 Add: other non-core charges 592 – – – 270 1,055 579 – Less: tax effect on other non-core charges (a) 207 – – – 57 222 122 – Add: contract negotiation fees – – – – – – 1,248 – Less: tax effect on contract negotiation expenses (a) – – – – – – 262 – Less: release of deferred tax asset valuation – – – 805 – – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – 705 – – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – 897 – – – – – Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,653$ 76,648$ Average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Return on average equity adjusted for non-core items 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 10.15% 12.68% Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,653$ 76,648$ Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Return on average tangible equity adjusted for non-core items 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 15.80% 21.05% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 7

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Annualized net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 99,530$ Add: amortization of other intangible assets 4,077 4,030 3,516 3,338 3,359 3,223 4,775 5,765 Less: tax effect of amortization of other intangible assets (a) 1,427 1,411 1,231 701 705 677 1,003 1,211 Net income excluding the amortization of intangible assets 13,591 33,776 40,756 48,892 56,349 37,313 51,327 104,084 Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Less: average goodwill and other intangible assets 144,013 147,981 144,696 158,115 173,529 181,526 234,683 321,043 Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Annualized net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 99,530$ Total average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Return on average equity 2.69% 7.20% 8.54% 9.48% 9.48% 6.04% 7.24% 12.32% Annualized net income excluding the amortization of intangible assets 13,591$ 33,776$ 40,756$ 48,892$ 56,349$ 37,313$ 51,327$ 104,084$ Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Return on average tangible equity 5.16% 11.86% 13.33% 14.81% 14.35% 9.47% 12.16% 21.38% ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 YTD-22 Return on average equity adjusted for non-core items: Net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,555$ 74,443$ Add: core banking system conversion revenue waived – 85 – – – – – – Less: tax effect of core banking system conversion revenue waived (a) – 30 – – – – – – Add: net loss on investment securities – – – 146 – 368 862 – Less: tax effect of net loss on investment securities (a) – – – 31 – 77 181 – Less: net gain on investment securities 729 930 2,983 – 164 – – 107 Add: tax effect of net gain on investment securities (a) 255 325 1,044 – 34 – – 22 Less: net gain on assets disposals and other transactions - - - – – – 1,325 – Add: tax effect of net gain on asset disposals and other transactions - - - – – – 278 – Add: net loss on asset disposals and other transactios 1,788 1,133 63 334 782 290 – 314 Less: tax effect on net loss on asset disposals and other transactions (a) 626 397 22 70 164 61 – 66 Add: system conversion expenses – 1,259 – – – – – – Less: tax effect on system conversion expense (a) – 441 – – – – – – Add: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 2,314 Less: tax effect on acquisition-related expenses (a) 3,753 – 119 1,525 1,530 103 4,498 486 Add: pension settlement charges 459 – 242 267 – 1,054 143 139 Less: tax effect on pension settlement charges (a) 161 – 85 56 – 221 30 29 Add: COVID-19 expenses – – – – – 1,332 1,248 132 Less: tax effect on COVID-19 related expenses (a) – – – – – 280 262 28 Add: other non-core charges 592 – – – 270 1,055 579 – Less: tax effect on other non-core charges (a) 207 – – – 57 222 122 – Add: contract negotiation fees – – – – – – 1,248 – Less: tax effect on contract negotiation expenses (a) – – – – – – 262 – Less: release of deferred tax asset valuation – – – 805 – – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – 705 – – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – 897 – – – – – Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,653$ 76,648$ Average equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 807,869 Return on average equity adjusted for non-core items 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 10.15% 12.68% Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,653$ 76,648$ Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 486,826 Return on average tangible equity adjusted for non-core items 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 15.80% 21.05% C:\Users\NSlatter\AppData\Local\Temp\40\notesDE4CD4\Appendix spreadsheet - 3Q22 v2 Appendix 7 The return on average stockholders’ equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and after-tax impact of all gains and losses, other non-core charges, Peoples Bank Foundation, Inc. contribution, severance costs, COVID-19 related expenses, acquisition-related expenses, contract negotiation fees, and pension settlement charges.

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo is a federally registered service mark of Peoples Bank. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer 740.374.6163 Chuck.Sulerzyski@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com